Table of Contents

   USAA Family of Funds                                     1
   Message from the President                               2
   Investment Review
      USAA California Bond Fund                             4
      USAA California Money Market Fund                    10
   Financial Information
      Distributions to Shareholders                        14
      Independent Auditors' Report                         15
      Portfolios of Investments:
         Categories and Definitions                        16
         USAA California Bond Fund                         18
         USAA California Money Market Fund                 23
         Notes to Portfolios of Investments                27
      Statements of Assets and Liabilities                 28
      Statements of Operations                             29
      Statements of Changes in Net Assets                  30
      Notes to Financial Statements                        31











Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.









                         USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth (Registered
  Trademark)                       Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA (Registered Trademark)       Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust (Registered
  Trademark)                       Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]


From the vantage point of March 2000, we can all look at the tax-exempt bond market and breathe just a little more easily. It has been a long time since we have been able to do that.

At USAA Investments we believe that many investors are, in truth, more comfortable with some of their assets allocated to bonds. Bonds are less volatile than stocks over long periods, and they can lessen the turmoil in a portfolio. Many times I hear people ask, "Why would anyone invest in bonds when stocks have such higher returns?" My answer is that I have known few people who have the fortitude to have all of their money in stocks. That doesn't mean that a person who allocates some of a portfolio to bonds is weak. That's simply the way we are. When stocks drop precipitously, I am convinced that opportunities are created. But only a calm, calculating person can take advantage of them. That usually means a person who is properly allocated all the time. Those precipitous drops tend to surprise everyone.

Another key belief of ours is that income is the basis of most of the potential returns on bonds and that by maximizing income we may produce very good results over time.

This emphasis on income can hurt in a year like 1999, but when you consider periods of just a few years you get a clearer picture of what we mean.


--------------------------------------------------------------------------------
                Total Return for Periods Ending 12/31/99
--------------------------------------------------------------------------------
                                             1 Year    5 Years    10 Years

USAA Tax Exempt Long-Term Fund               -5.04%     6.59%       6.37%

USAA Tax Exempt Intermediate-Term Fund       -2.61%     6.37%       6.49%

USAA Tax Exempt Short-Term Fund               1.64%     4.98%       5.06%

USAA Tax Exempt Money Market Fund             3.15%     3.40%       3.60%
--------------------------------------------------------------------------------

Total return equals income plus share price change and assumes reinvestment of all dividends and capital gain distributions.

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investors shares, when redeemed, may be worth more or less than their original cost.

The key thing about this chart is that all of these returns include the bad market of 1999. One poor year has not overturned the good returns of many years.

Markets will always move, but we believe that a sound and consistent strategy will pay off.


Sincerely,



Michael J.C. Roth, CFA
President and Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.










Investment Review

USAA CALIFORNIA BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal and California state income taxes.

TYPES  OF  INVESTMENTS:  Invests  principally   in  long-term,  investment-grade
California tax-exempt securities.

--------------------------------------------------------------------------------
                                                   3/31/99            3/31/00
================================================================================
Net Assets                                       $641.7 Million   $576.7 Million
Net Asset Value Per Share                            $11.29            $10.38
Tax-Exempt Dividends Per Share Last 12 Months         $.588            $.576
Capital Gain Distributions Per Share Last 12 Months      -                -
--------------------------------------------------------------------------------
30-Day SEC Yield* as of 3/31/00
--------------------------------------------------------------------------------
30-Day SEC Yield                                                        4.99%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.






                  Average Annual Compounded Returns with
         Reinvestment of Dividends - Periods Ending March 31, 2000

--------------------------------------------------------------------------------
             Total Return   Equals   Dividend Return   Plus   Price Change
--------------------------------------------------------------------------------
 10 Years       6.95%         =           6.02%         +        0.93%
--------------------------------------------------------------------------------
 5 Years        6.24%         =           5.69%         +        0.55%
--------------------------------------------------------------------------------
 1 Year        -2.91%         =           5.15%         +       -8.06%
--------------------------------------------------------------------------------



              Annual Total Returns and Compounded Dividend Returns
                 for the Ten-Year Period Ending March 31, 2000

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the ten-year period ended March 31, 2000.

Total Return for Years Ended:
----------------------------
03/31/91        9.46%
03/31/92        9.52%
03/31/93       12.56%
03/31/94        0.31%
03/31/95        6.89%
03/31/96        9.35%
03/31/97        6.60%
03/31/98       12.33%
03/31/99        6.46%
03/31/00       -2.91%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/91        7.10%
03/31/92        6.81%
03/31/93        6.51%
03/31/94        5.15%
03/31/95        6.19%
03/31/96        6.08%
03/31/97        5.93%
03/31/98        5.95%
03/31/99        5.39%
03/31/00        5.15%

Change in Share Price:
---------------------
03/31/91        2.36%
03/31/92        2.71%
03/31/93        6.05%
03/31/94       -4.84%
03/31/95        0.70%
03/31/96        3.27%
03/31/97        0.67%
03/31/98        6.38%
03/31/99        1.07%
03/31/00       -8.06%

** Compounded Dividend yield calculation includes only income distributions.

Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                     12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA California Bond Fund to the 12 Month
Dividend Yield of the Lipper California Municipal Debt Funds Average from 3/31/91 to 3/31/00.

            USAA California Bond            Lipper California Municipal
                 Fund Yield                   Debt Funds Average Yield
            --------------------            ---------------------------
03/31/91           6.63%                              6.60%
03/31/92           6.40%                              6.40%
03/31/93           5.80%                              5.80%
03/31/94           5.85%                              5.79%
03/31/95           5.83%                              5.57%
03/31/96           5.74%                              5.23%
03/31/97           5.77%                              5.11%
03/31/98           5.36%                              4.76%
03/31/99           5.20%                              4.54%
03/31/00           5.54%                              4.75%


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/91 to 3/31/00.



                    Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA California Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. The data is from 3/31/90 through 3/31/00. The data points from the graph are as follows:

USAA California Bond Fund
 Year                  Amount
 ----                  ------
03/31/90              $10,000
09/30/90               10,234
03/31/91               10,946
09/30/91               11,581
03/31/92               11,988
09/30/92               12,668
03/31/93               13,490
09/30/93               14,433
03/31/94               13,531
09/30/94               13,691
03/31/95               14,463
09/30/95               15,231
03/31/96               15,816
09/30/96               16,501
03/31/97               16,860
09/30/97               18,126
03/31/98               18,940
09/30/98               19,966
03/31/99               20,162
09/30/99               19,366
03/31/00               19,580

Lehman Brothers Municipal Bond Index
 Year                  Amount
 ----                  ------
03/31/90              $10,000
09/30/90               10,239
03/31/91               10,923
09/30/91               11,590
03/31/92               12,014
09/30/92               12,801
03/31/93               13,518
09/30/93               14,432
03/31/94               13,832
09/30/94               14,080
03/31/95               14,859
09/30/95               15,655
03/31/96               16,105
09/30/96               16,600
03/31/97               16,982
09/30/97               18,097
03/31/98               18,802
09/30/98               19,674
03/31/99               19,967
09/30/99               19,537
03/31/00               19,951

Lipper California Municipal Debt Funds Average
 Year                  Amount
 ----                  ------
03/31/90              $10,000
09/30/90               10,164
03/31/91               10,802
09/30/91               11,459
03/31/92               11,828
09/30/92               12,545
03/31/93               13,313
09/30/93               14,264
03/31/94               13,578
09/30/94               13,677
03/31/95               14,394
09/30/95               15,020
03/31/96               15,475
09/30/96               16,023
03/31/97               16,302
09/30/97               17,454
03/31/98               18,107
09/30/98               19,010
03/31/99               19,163
09/30/99               18,454
03/31/00               18,722

Data from 3/31/90 through 3/31/00.


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.








Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  ROBERT R. PARISEAU, CFA, APPEARS HERE.]


THE MUNICIPAL BOND MARKET

You just can't keep a strong economy down. Apparently, not even the Federal Reserve Board can do it. After raising the federal funds target rate five times since last June, the U.S. economy still grew by 7.35% in the fourth quarter of 1999. Thankfully, inflation has remained under control -- although it's been creeping up since early 1998. Last year, the fixed-income markets suffered a crisis in confidence fearing that inflation would most certainly increase. In response, bond prices fell as interest rates rose for most of 1999.

However, the virtuous cycle of robust noninflationary growth described by Chairman Alan Greenspan continues as technological innovation allows industry to use raw materials and labor more efficiently. Add a volatile stock market to continued low inflation, and we have the ingredients for a bond-market rally that began in late January of this year. Of course, that ignores Chairman Greenspan's warning that the economy is growing well in excess of its sustainable, noninflationary rate.

The yield on the Bond Buyer 40-Bond Index (BBI40) steadily increased by 1.1% from March 1999 until January 2000. Since late January, the yield has fallen roughly 0.4%, closing at 5.97% on March 31, 2000. The 30-year U.S. Treasury bond (the long bond) ended the period at 5.83%. Investor redemptions last fall and a reduction in future issuance of the long bond were major reasons why the municipal market has underperformed the U.S. government long-bond market.


                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 3/31/00.

                30-year             Bond Buyer
                  U.S.                40-Bond
                Treasury           Index (BBI40)
                --------           -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%
10/15/99          6.26%                6.06%
10/29/99          6.16%                6.08%
11/15/99          6.02%                5.99%
11/30/99          6.29%                6.11%
12/15/99          6.33%                6.11%
12/31/99          6.48%                6.22%
01/14/00          6.70%                6.29%
01/31/00          6.49%                6.31%
02/15/00          6.25%                6.24%
02/29/00          6.14%                6.17%
03/15/00          6.08%                6.09%
03/31/00          5.83%                5.97%

Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


STRATEGY

I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. My rationale for this strategy is:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

The Fund remains fully invested in long-term, investment-grade municipal bonds. Municipal bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. That's why we encourage only those investors with an investment horizon of four or more years to buy our tax-exempt bond funds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher by a rating agency) offer the best risk/reward compared to junk bonds.

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the federal alternative minimum tax
(AMT) for individuals. Consequently, since their inception, no USAA tax-exempt fund has ever distributed income that was subject to the AMT for individuals. Looking ahead, we have no intention of purchasing municipal bonds that are subject to the AMT for individuals in any of the USAA tax-exempt funds. Of course we would certainly advise our shareholders if a change occurs in the federal tax code that would compel us to reconsider our position.

FUND PERFORMANCE

While past performance is no guarantee of future results, from March 31, 1999, to March 31, 2000, your Fund paid a dividend distribution yield of 5.54% versus an average dividend distribution yield of 4.75% for the Lipper California Municipal Debt Funds Average. During the fiscal year, the Fund's share price decreased by $0.91 to $10.38. During this period, the Fund's total return was -2.91% compared to the Lipper Average of -2.45%.

                                *   *   *   *

I'm pleased to say that your Fund received an Overall Star Rating of 4 stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended March 31, 2000.

THE STATE OF CALIFORNIA

California's economy, the largest among the 50 states, continues to expand. Strong gains in employment and personal income tax have allowed the state to achieve favorable financial results. In recognition of these factors, Fitch IBCA upgraded California's general obligation bond rating to AA from AA- on February 16, 2000. Moody's Investors Service and Standard & Poor's retain their Aa3 and AA- ratings, respectively. I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they indicate the financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.

The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions.

Refer to the bottom of page 5 for the Lipper Average definition.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gain  distributions.

Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of March 31, 2000. The ratings are subject to change every month. Morningstar ratings on U.S.-domiciled funds are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The USAA California Bond Fund received 4 stars, 5 stars, and 4 stars for the three-, five- and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S.-domiciled funds. The Fund was rated among 1,682, 1,394, and 403 funds in the municipal bond fund category for the three-, five-, and 10-year periods, respectively.

TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
To match the USAA California Bond Fund's closing 30-day SEC yield of
4.99% and:

  Assuming a California state tax rate of:  8.00%  8.00%   9.30%   9.30%   9.30%
  and a marginal federal tax rate of:         15%    28%     31%     36%   39.6%

  A fully taxable investment must pay:      6.38%  7.53%   7.97%   8.60%   9.11%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Some income may be subject to federal, state, or local taxes, or the federal alternative minimum tax.


                             Portfolio Ratings Mix
                                March 31, 2000

A pie chart is shown here depicting the Portfolio Ratings Mix as of March 31, 2000 of the USAA California Bond Fund to be:

AAA - 41%; AA - 25%; A - 25%; and BBB - 9%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Services, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA, AA, and BBB account for 3.3%, 0.9%, and 0.4%, respectively, of the Fund's investments, and are included in their appropriate category above.



See page 18 for a complete listing of the portfolio of investments.











Investment Review


USAA CALIFORNIA MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal and California state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality, California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
                                              3/31/99           3/31/00
================================================================================
Net Assets                                 $439.2  Million   $425.2 Million
Net Asset Value Per Share                       $1.00             $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 3/31/00
--------------------------------------------------------------------------------
        1 Year            5 Years          10 Years        7-Day Yield
         2.86%              3.21%            3.33%             2.94%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



                            7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA California Money Market Fund and the iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) California Money Funds.

                      USAA California
                      Money Market Fund                    iMoneyNet, Inc.
                      -----------------                    ---------------
03/29/99                     2.65%                              2.31%
04/26/99                     3.01%                              2.67%
05/31/99                     2.88%                              2.55%
06/28/99                     3.09%                              2.80%
07/26/99                     2.60%                              2.28%
08/30/99                     2.76%                              2.44%
09/27/99                     3.12%                              2.75%
10/25/99                     2.80%                              2.51%
11/29/99                     3.26%                              2.96%
12/27/99                     3.51%                              3.24%
01/31/00                     2.60%                              2.34%
02/28/00                     2.67%                              2.30%
03/27/00                     2.87%                              2.62%


Data represent the last Monday of each month.
Ending date 3/27/00.

The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) California Money Funds, an average of money market fund yields.








Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: REGINA G. SHAFER, CFA, APPEARS HERE.]

MARKET SUMMARY

Since our last shareholder report, the national economy has continued to strengthen. In response, the Federal Reserve has increased the federal funds rate (the interest rate banks charge other banks) three times since September in order to curb inflation. Normally, the raising of the federal funds rate causes interest rates to rise. However, the Treasury market has instead been reacting to the news that there will be a reduction in the issuance of long-term Treasury bonds, and thus the yields for 30-year Treasuries have declined.

Rates have increased in the short-term, tax-exempt market. According to the Bond Buyer One-Year Note Index, municipal notes have increased to 4.08% at the end of March, up from 3.73% last September -- an increase of 0.35%. Yields for one-year California issues have not been as high, as the heavy demand for California tax-exempt issues has driven those yields lower.

STRATEGY

We continue to believe that variable-rate demand notes (VRDNs) provide the best value for the USAA California Money Market Fund. VRDNs provide the owner the option to sell the security back to the issuer with a notice of seven days or less at a price of par (100% of face value) plus accrued interest. The interest rates on these securities also reset at least every seven days. The VRDNs are particularly attractive now as they allow the Fund to participate in rising rates as well as provide the needed flexibility to extend into longer-term securities as they become more attractive. In addition, our team of analysts continues to research each security before it is purchased to ensure it meets our high credit standards.

The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year, tax-exempt notes.

THE FUND

As you can see in the chart below, daily and weekly VRDNs represent 66% of the Fund's assets on March 31, 2000. In addition, the Fund has positions in tax-exempt commercial paper, put bonds, and bonds/notes. These securities have the potential to provide the Fund with some stability when the VRDN rates fall -- as they do seasonally when there is a shortage of supply in the market.

The Fund's average maturity was 46 days on March 31, 2000. This average is slightly longer than the average California money market fund according iMoneyNet, Inc. (formerly IBC Financial Data).


                                Portfolio Mix
                                March 31, 2000

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2000 of the USAA California Money Market Fund to be:

VRDNs - 66%; Bonds/Notes - 21%; Commercial Paper - 8%; and Put Bonds - 4%.

Percentages are of the net assets and may or may not equal 100%.


See page 23 for a complete listing of the portfolio of investments.


FUND PERFORMANCE

For the 12 months ending March 31, 2000, your Fund ranked 5 out of 48 California tax-exempt money market funds, according to iMoneyNet, Inc., with a return of 2.86%. The average for the category over the same period was 2.57%. Please keep in mind that past performance is no guarantee of future results.


                   Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA California Money Market Fund. The data is from 3/31/90 to 3/31/00. The data points from the graph are as follows:

USAA California Money Market Fund
 Year                  Amount
 ----                  ------
03/31/90              $10,000
09/30/90               10,275
03/31/91               10,544
09/30/91               10,771
03/31/92               10,969
09/30/92               11,127
03/31/93               11,261
09/30/93               11,390
03/31/94               11,511
09/30/94               11,654
03/31/95               11,849
09/30/95               12,065
03/31/96               12,274
09/30/96               12,472
03/31/97               12,670
09/30/97               12,884
03/31/98               13,094
09/30/98               13,308
03/31/99               13,490
09/30/99               13,679
03/31/00               13,877

Data from 3/31/90 through 3/31/00.

Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For the seven-day yield information, please refer to the Fund's Investment Review.









Distributions to Shareholders


The Funds completed their fiscal year on March 31, 2000. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and dividends which represent long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 2000.









Independent Auditors' Report


KPMG


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA California Bond and USAA California Money Market Funds, series of the USAA Tax Exempt Fund, Inc., as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond and USAA California Money Market Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                              KPMG LLP


San Antonio, Texas
May 5, 2000












CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 2000



Fixed-rate instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-rate demand notes (VRDNs) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA  California  Money  Market  Fund's  investments  consist of  securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA California Money Market Fund through rigorous internal credit research.

(ETM)  Escrowed to final maturity.
(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank liquidity agreement.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.
       (2) AMBAC Financial Group, Inc.
       (3) Financial Guaranty Insurance Co.
       (4) Financial Security Assurance Holdings Ltd.
       (5) College Construction Loan Insurance Association.
       (6) ACA Financial Guaranty Corp.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

CAB     Capital Appreciation Bond        MFH      Multi-Family Housing
COP     Certificate of Participation     PCRB     Pollution Control Revenue Bond
CP      Commercial Paper                 P-FLOAT  Puttable Floating Option
GO      General Obligation                          Tax-Exempt Receipts
IDA     Industrial Development           RAN      Revenue Anticipation Note
          Authority/Agency               RB       Revenue Bond
MERLOT  Municipal Exempt Receipts -      TRAN     Tax Revenue Anticipation Note
          Liquidity Optional Tender










USAA CALIFORNIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000




Principal                                                Coupon      Final       Market
 Amount                      Security                     Rate      Maturity      Value
----------------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (102.8%)

            California (101.1%)
 $ 3,000   Alameda Housing Auth. MFH RB,
            Series 1998A                                  5.35%    2/20/2031    $  2,655
   7,500   Antelope Valley Healthcare District RB,
            Series 1997B (INS)(4)                         5.20     1/01/2027       6,856
           Association of Bay Area Governments
            Finance Auth. COP,
   2,000    Series 1998 (NBGA)                            5.13     5/15/2023       1,807
  21,000    Series 1999 (INS)(6)                          6.20    11/01/2029      21,155
           Burbank Unified School District GO,
   4,025    Series 1998B (INS)(3),(a)                     5.30     8/01/2022       1,095
   3,130    Series 1998B (INS)(3),(a)                     5.30     8/01/2023         801
   5,000   Central Valley Finance Auth. RB,
            Series 1993 (PRE)                             6.20     7/01/2020       5,343
           Commerce Community Development
            Commission Tax Allocation Bonds,
   3,740    Series 1997A, Project #1 (INS)(1),(a)         5.50     8/01/2022       1,017
   3,740    Series 1997A, Project #1 (INS)(1),(a)         5.50     8/01/2023         958
   2,270   Contra Costa Water District RB,
            Series 1994G (INS)(1)                         5.50    10/01/2019       2,250
   4,150   Department of Water Resources RB,
            Series L                                      5.75    12/01/2019       4,179
   5,000   Desert Hospital District COP (PRE)             6.39     7/28/2020       5,280
           Educational Facilities Auth. RB,
   9,500    Series 1991 (National University) (PRE)       7.15     5/01/2021       9,996
   1,775    Series 1992 (Mills College) (PRE)             6.88     9/01/2022       1,909
   5,000    Series 1992 (Pomona College)                  6.00     2/15/2017       5,106
   8,990    Series 1992 (University of San Diego) (PRE)   6.50    10/01/2022       9,603
   9,000    Series 1994 (National University) (INS)(5)    6.20     5/01/2021       9,289
   8,015    Series 1995 (Redland University)              6.00    10/01/2025       8,099
   8,050    Series 1995A (California Education Pool)      5.60    12/01/2020       7,833
   5,945   Escondido COP, Series 2000A (INS)(3)           5.75     9/01/2030       5,962
           Fallbrook Union High School District GO,
   3,000    Series 1998 (INS)(3),(a)                      5.40     9/01/2018       1,051
   3,360    Series 1998 (INS)(3),(a)                      5.40     9/01/2019       1,104
           Fontana Unified School District GO
            Convertible Zero Coupon,
   2,500    Series 1990D (INS)(3),(a)                     5.80     5/01/2017       2,472
   2,000    Series 1990D (INS)(3),(a)                     5.85     5/01/2022       1,939
   2,270    Fresno COP, Series 1991                       8.50     5/01/2016       2,345
           Health Facilities Financing Auth. RB,
   8,000    Series 1990 (Sisters of Providence) (PRE)     7.50    10/01/2010       8,296
  35,000    Series 1990A (Kaiser Permanente) (PRE)(d)     6.50    12/01/2020      36,255
   6,500    Series 1990A (Lodi Memorial Hospital) (NBGA)  7.70     9/01/2010       6,716
  11,500    Series 1991 (Southern Presbyterian) (PRE)     6.75     6/01/2021      12,056
   3,175    Series 1992A (Scripps Memorial Hospital)
             (INS)(1)                                     6.38    10/01/2022       3,262
   3,500    Series 1993C (Kaiser Permanente)              5.60     5/01/2033       3,159
   2,000    Series 1994 (St. Pauls Episcopal Home)
             (NBGA)                                       6.50     9/01/2014       2,092
   5,000    Series 1994A (Scripps Research Institute)     6.63     7/01/2018       5,173
   1,000    Series 1997A (Sunny View) (NBGA)              5.50     1/01/2019         974
   4,000    Series 1998A (Catholic Healthcare West)       5.00     7/01/2028       2,955
   3,325    Series 1998A (Marshall Hospital) (NBGA)       5.30    11/01/2028       3,055
   2,320    Series 1998A (Sacramento Medical) (NBGA)      5.25     5/01/2021       2,162
   5,000    Series 1998B (Kaiser Permanente)              5.00    10/01/2020       4,179
   4,180   Hollister Joint Powers Financing Auth. RB      5.90    12/01/2023       3,897
           Housing Finance Agency Home Mortgage RB,
  10,310    Series 1991F (d)                              6.85     8/01/2017      10,633
   5,990    Series 1994A                                  6.55     8/01/2026       6,136
   1,500    Series 1997D                                  5.85     8/01/2017       1,532
   3,000   Housing Finance Agency MFH RB,
            Series 1996A (INS)(2)                         6.05     8/01/2027       2,984
   5,455   Imperial Beach MFH RB, Series 1995A            6.45     9/01/2025       5,643
           Infrastructure and Economic Development RB,
   2,500    Series 1999 (INS)(6)                          5.70    12/01/2019       2,404
   3,090    Series 1999 (INS)(6)                          5.75    12/01/2024       2,925
   7,000    Series 1999 (INS)(6)                          5.80    12/01/2029       6,617
   5,000   Metropolitan Water District RB, Series 1992    5.50     7/01/2019       4,991
   3,000   Mojave Water Agency Improvement District GO,
            Series 1992 (PRE)                             6.60     9/01/2022       3,209
   4,855   Murrieta Valley Unified School District GO,
            Series 1998A (INS)(3),(a)                     5.28     9/01/2018       1,701
  10,975   New Haven Unified School District GO,
            Series 1997A (INS)(4),(a)                     6.10     8/01/2021       3,132
  15,200   Oakland Unified School District GO,
            Series 2000 (INS)(1),(c)                      5.50     8/01/2024      14,762
  10,325   Pleasanton Joint Powers Financing Auth. RB,
            Series 1993A                                  6.15     9/02/2012      10,594
   5,000   Poway Redevelopment Agency Tax
            Allocation RB, Series 2000 (INS)(1)           5.75     6/15/2033       4,996
  13,400   Riverside County Public Financing Auth.
            Tax Allocation RB, Series 1997A               5.63    10/01/2033      11,690
   6,500   Sacramento Cogeneration Auth. RB,
            Series 1995 (PRE)                             6.50     7/01/2021       7,158
           Sacramento Power Auth. RB,
   3,700    Series 1995                                   5.88     7/01/2015       3,623
   6,000    Series 1995                                   6.00     7/01/2022       5,748
   7,040   San Diego MFH RB, Series 1995A                 6.45     5/01/2025       7,253
           San Diego Unified School District CAB,
   6,940    Series 1999A (INS)(3),(a)                     5.54     7/01/2020       2,157
   5,360    Series 1999A (INS)(3),(a)                     5.55     7/01/2021       1,563
   8,440    Series 1999A (INS)(3),(a)                     5.56     7/01/2022       2,307
  11,120    Series 1999A (INS)(3),(a)                     5.99     7/01/2023       2,861
  18,000   San Francisco Bay Area RB, Series 1999         5.50     7/01/2029      17,451
           San Francisco City and County Airport RB,
   3,190    2nd Series-Issue 24B (INS)(4),(c)             5.63     5/01/2025       3,164
   8,845    2nd Series-Issue 24B (INS)(4),(c)             5.63     5/01/2030       8,731
  13,500   San Joaquin Hills Transportation
            Corridor Agency RB, Series 1993 (PRE)         6.75     1/01/2032      14,553
  11,320   San Mateo Sewer RB, Series 1992 (PRE)(INS)(2)  6.30     8/01/2017      12,017
  14,000   Santa Ana Unified School District GO,
            Series 2000 (INS)(3),(c)                      5.70     8/01/2029      13,997
  11,215   Santa Clara Valley Water District RB,
            Series 2000A                                  5.63     2/01/2025      11,184
  12,455   Southern California Public Power Auth. RB,
            Series 1989 (LOC)                             6.00     7/01/2018      12,461
           State GO,
  22,100    Series 1998                                   5.00    10/01/2027      19,798
  10,000    Series 1999                                   5.50     9/01/2024       9,744
  10,000    Series 1999                                   5.88    10/01/2026      10,125
   8,865    Series 1999                                   5.75    12/01/2029       8,896
  12,325    Series 2000                                   5.75     3/01/2030      12,359
           Statewide Communities Development Auth. COP,
  13,500    Huntington Memorial Hospital (INS)(5)         5.80     7/01/2026      13,520
   5,420    Lutheran Homes (ETM)(NBGA)                    5.75    11/15/2021       5,377
   1,055    The Arc of San Diego (NBGA)                   5.63     5/01/2021       1,032
           Suisun City Public Financing Auth. RB,
  17,855    Series 1998A (a)                              5.37    10/01/2028       3,078
  20,080    Series 1998A (a)                              5.37    10/01/2033       2,526
           Union Elementary School District CAB,
   3,200    Series 1999A (INS)(3),(a)                     6.20     9/01/2022         861
   2,600    Series 1999A (INS)(3),(a)                     6.21     9/01/2023         658
           Univ. of California RB,
  12,000    Series 1991A (PRE)(d)                         6.88     9/01/2016      12,910
   4,000    Series 1996 (INS)(2)                          5.75     7/01/2024       3,966
  17,000   Vallejo Sanitation and Flood Control COP,
            Series 1993 (INS)(3)                          5.00     7/01/2019      15,892
           Washington Township Health Care District RB,
   7,085    Series 1999                                   5.13     7/01/2023       6,079
   3,005    Series 1999                                   5.25     7/01/2029       2,587
           Washington Township Hospital RB,
  11,000    Series 1993                                   5.50     7/01/2018      10,284
   7,845    Series 1993                                   5.25     7/01/2023       6,885
   1,515   Watsonville Hospital RB,
            Series 1996A (ETM)(NBGA)                      6.20     7/01/2012       1,639

           Puerto Rico (1.7%)
  10,500   Electric Power Auth. RB, Series 1995Z          5.25     7/01/2021       9,841
----------------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $587,534)                         592,569
----------------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (1.0%)

           California
   1,100   Irvine Improvement Bonds, Assessment
            District 89-10 (LOC)                          3.40     9/02/2015       1,100
   2,900   Pollution Control Financing Auth. PCRB,
            Series 1996D (LOC)                            3.35    11/01/2026       2,900
   1,900   Statewide Communities Development Auth. COP,
            Series 1996 (LOC)                             3.45     6/01/2026       1,900
----------------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $5,900)                         5,900
----------------------------------------------------------------------------------------
                  Total investments (cost: $593,434)                            $598,469
========================================================================================




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Escrowed Bonds                                      25.2%
            General Obligations                                 19.7
            Hospitals                                           12.7
            Water/Sewer Utilities - Municipal                    8.4
            Electric/Gas Utilities - Municipal                   5.5
            Education                                            5.3
            Real Estate Tax-Free                                 5.2
            Nursing/Continuing Care Centers                      4.8
            Multi-Family Housing                                 3.2
            Single-Family Housing                                3.2
            Toll Roads                                           3.0
            Airport/Port                                         2.1
            Community Service                                    2.1
            Health Care - Miscellaneous                          1.5
            Special Assessment/Tax/Fee                           1.1
            Other                                                0.8
                                                               -----
            Total                                              103.8%
                                                               =====










USAA CALIFORNIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000



 Principal                                                   Coupon         Final
  Amount                        Security                      Rate        Maturity        Value
------------------------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (66.3%)

           California (60.1%)
 $ 9,000   Alameda County IDA RB, Series 1994                 3.60%       6/01/2004     $  9,000
   2,100   Covina Redevelopment Agency MFH RB,
            Series 1994A (NBGA)                               3.30       12/01/2015        2,100
   2,000   Davis Community Facilities District RB,
            Series 2000 (LOC)                                 3.25        9/01/2024        2,000
   2,400   Elsinore Valley Municipal Water
            District COP, Series 2000A (NBGA)                 3.20        7/01/2029        2,400
           Fremont COP,
   6,275    Series 1990 (LOC)                                 3.25        7/01/2015        6,275
   4,400    Series 1991 (LOC)                                 3.25        8/01/2022        4,400
   2,000   Hacienda Puente Unified School
            District COP (LOC)                                3.35       10/01/2009        2,000
   2,015   Hesperia Public Financing Auth. Lease RB,
            Series 1998B (LOC)                                3.55        6/01/2022        2,015
   4,700   Huntington Beach MFH RB, Series 1985A (LOC)        4.00        2/01/2010        4,700
   2,400   Irvine IDA RB, Series 1985 (LOC)                   4.70       11/01/2005        2,400
           Irvine Improvement Bonds,
   2,900    Assessment District 94-13 (LOC)                   3.40        9/02/2022        2,900
   1,400    Assessment District 97-16 (LOC)                   3.40        9/02/2022        1,400
   2,900    Assessment District 97-17 (LOC)                   3.40        9/02/2023        2,900
           Irvine Ranch Water District Consolidated Bonds,
   1,000    Series 1985 (LOC)                                 3.40       10/01/2010        1,000
     800    Series 1995 (LOC)                                 3.45        1/01/2021          800
   9,000   Lancaster MFH RB, Series 1984A (NBGA)(b)           3.36       11/01/2029        9,000
   1,390   Lemoore COP, Series 1995 (LOC)                     3.60       11/01/2020        1,390
   6,950   Livermore MFH RB, Series 1990A (NBGA)              3.15        5/15/2029        6,950
   6,800   Loma Linda Water RB, Series 1995 (LOC)             3.55        6/01/2025        6,800
  14,000   Los Angeles Community Redevelopment
            Agency COP, Series 1994 (LOC)                     3.15       12/01/2014       14,000
   6,500   Los Angeles MFH RB, Series 1991B (LOC)             3.20       12/01/2010        6,500
  15,600   Los Angeles Unified School District COP,
            Series 1997A (LOC)                                3.20       12/01/2017       15,600
   4,200   Monrovia Redevelopment Agency COP,
            Series 1984 (NBGA)                                3.65       12/01/2014        4,200
   6,350   Monterey County Financing Auth. RB,
            Series 1995A (LOC)                                3.20        9/01/2036        6,350
   8,085   Moreno Valley COP, Series 1997 (LOC)               3.55        6/01/2027        8,085
  10,000   Newport Beach Hospital RB, Series 1999A            3.15       12/01/2029       10,000
   3,000   Oakland RB, Series 1999A-MERLOT
            Series 2000M (LIQ)(INS)(2),(b)                    3.65        1/01/2029        3,000
   9,000   Ontario Industrial Development Auth. RB,
            Series 1985 (LOC)                                 3.60        4/01/2015        9,000
           Orange County Apartment Development RB,
   8,100    Series 1984D (LOC)                                4.03        8/01/2019        8,100
  10,000    Series 1999C (NBGA)                               3.25       12/01/2029       10,000
   2,300   Orange County Sanitation District COP,
            Series 1990-92A (LOC)                             3.40        8/01/2015        2,300
   6,200   Orange County Special Financing Auth. RB,
            Series 1995B (LIQ)(INS)(2)                        2.95       11/01/2014        6,200
   9,300   Rialto Public Financing Auth. RB,
            Series 1998A (LOC)                                3.80        9/01/2027        9,300
   3,500   Sacramento County Multifamily Housing RB,
            Series 1985C (NBGA)                               3.25        4/15/2007        3,500
   8,000   San Bernardino County COP,
            Series 1996 (LOC)                                 3.55       11/01/2025        8,000
   4,650   San Bernardino IDA RB, Series 1992 (LOC)           4.05        2/01/2012        4,650
   4,000   San Dimas Redevelopment Agency IDA RB,
            Series 1985 (LOC)                                 4.05       11/01/2015        4,000
   3,600   San Francisco City and County MFH RB,
            Series 1985A (LOC)                                3.05       12/01/2005        3,600
   9,800   Santa Paula Public Financing Auth. RB,
            Series 1996 (NBGA)                                3.25        2/01/2026        9,800
   3,200   School Facilities Financing Corp. COP,
            Series 1998A (LOC)                                3.30        7/01/2022        3,200
           Statewide Communities Development Auth. COP,
   3,475    Series 1992 (LOC)                                 4.00       11/01/2022        3,475
   2,200    Series 1992 (LOC)                                 3.40       12/01/2022        2,200
   4,800    Series 1994                                       3.45        7/01/2024        4,800
   3,200    Series 1998 (LOC)                                 4.01        6/01/2013        3,200
  21,000   Torrance Hospital RB, Series 1992 (LOC)            3.40        2/01/2022       21,000
   1,000   Upland Community Redevelopment Agency
            MFH RB, Series 1999A (NBGA)                       3.25        2/15/2030        1,000

           Puerto Rico (6.2%)
  19,825   Commonwealth Public Improvement Bonds,
            Series 1988, P-FLOAT
            Series PT-1025 (LIQ)(INS)(1),(b)                  3.36        7/01/2016       19,825
   6,700   Industrial, Medical and Environmental
            Pollution Control Facilities Financing
            Auth. RB, Series 1985 (LOC)                       3.55       12/01/2015        6,700
------------------------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $282,015)                             282,015
------------------------------------------------------------------------------------------------

                                 PUT BONDS (3.6%)

           California
   2,660   Pollution Control Financing Auth. PCRB,
            Series 1984                                       3.10        5/15/2002        2,660
  12,700   Public Capital Improvement Finance
            Auth. RB, Series 1988C (LOC)                      3.60        6/01/2028       12,700
------------------------------------------------------------------------------------------------
           Total put bonds (cost: $15,360)                                                15,360
------------------------------------------------------------------------------------------------

                           FIXED-RATE INSTRUMENTS (29.4%)

           California (21.4%)
   6,300   Alameda Unified School District TRAN,
            Series 1999                                       3.38        6/30/2000        6,303
   2,150   Auburn Unified School District TRAN,
            Series 1999                                       4.13       10/01/2000        2,154
   5,725   Clovis Unified School District CAB,
            Series 1993B (ETM)(INS)(1),(a)                    3.65        8/01/2000        5,657
   8,000   Kern High School District TRAN,
            Series 1999                                       4.00        7/06/2000        8,012
   1,000   Loma Linda Hospital RB,
            Series 1990B (PRE)                                7.00       12/01/2022        1,038
   4,200   Montebello TRAN, Series 1999 (LOC)                 4.00        6/30/2000        4,204
   5,000   Orange County Fire Auth. TRAN,
            Series 1999                                       4.50        7/12/2000        5,014
   2,750   Oxnard School District TRAN, Series 1999           4.25        7/27/2000        2,756
   1,000   Placer County Office of Education TRAN,
            Series 1999                                       4.13       10/01/2000        1,002
     310   Pleasanton Unified School District GO,
            Series 1997D (INS)(1)                             5.50        8/01/2000          312
   1,300   Rocklin Unified School District TRAN,
            Series 1999                                       4.13       10/01/2000        1,303
   2,035   Roseville City School District TRAN,
            Series 1999                                       4.13       10/01/2000        2,040
   8,000   San Luis Coastal Unified School
            District Project Notes, Series 1999               4.25        6/30/2000        8,017
   2,500   San Luis Coastal Unified School
            District TRAN, Series 1999                        4.25        7/14/2000        2,506
  15,000   San Ramon Valley Unified School
            District TRAN, Series 1999-2000                   3.80       12/16/2000       15,000
   3,125   School Project for Utility Rate
            Reduction RAN, Series 1999                        3.86       10/06/2000        3,125
   2,500   Solano County TRAN, Series 1999-2000B              4.50       12/15/2000        2,512
   1,000   South Orange County Public Financing
            Auth. RB, Series 1999A (INS)(4)                   4.50        8/15/2000        1,003
   6,495   State GO                                           9.00        6/01/2000        6,556
   5,000   Statewide Communities Development Auth. TRAN,
            Series A1 (INS)(4)                                4.00        6/30/2000        5,009
   3,725   Tahoe Truckee Unified School District TRAN,
            Series 1999                                       4.25       11/23/2000        3,737
   3,800   Yuba Community College District TRAN,
            Series 1999-2000                                  4.50        2/28/2001        3,820

           Puerto Rico (8.0%)
   5,000   Government Development Bank CP                     3.40        4/05/2000        5,000
  10,814   Government Development Bank CP                     3.50        4/18/2000       10,814
   7,000   Government Development Bank CP                     3.55        8/15/2000        7,000
  11,000   Government Development Bank CP                     3.60        8/18/2000       11,000
------------------------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $124,894)                                 124,894
------------------------------------------------------------------------------------------------
           Total investments (cost: $422,269)                                           $422,269
================================================================================================



                    PORTFOLIO SUMMARY BY CONCENTRATION
                    ----------------------------------

            General Obligations                          24.9%
            Multi-Family Housing                         11.1
            Hospitals                                     9.1
            Banks - Major Regional                        8.0
            Appropriated Debt                             7.4
            Water/Sewer Utilities - Municipal             7.4
            Buildings                                     7.1
            Real Estate Tax/Free                          3.7
            Finance - Municipal                           3.0
            Manufacturing - Diversified Industries        2.7
            Special Assessment/Tax/Fee                    2.4
            Electronics - Computer Distributors           2.1
            Lodging/Hotel                                 2.1
            Nursing Care                                  1.9
            Education                                     1.6
            Other                                         4.8
                                                         ----
            Total                                        99.3%
                                                         ====











NOTES TO PORTFOLIOS OF INVESTMENTS


March 31, 2000


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Zero Coupon security. Rate represents the effective yield at date of purchase. For the USAA California Bond Fund and USAA California Money Market Fund these securities represented 5.4% and 1.3% of the Fund's net assets, respectively.

(b) These securities are exempt from registration under the Securities Act of 1933 and have been determined to be liquid by management. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At March 31, 2000, these securities represented 7.5% of the USAA California Money Market Fund's net assets.

(c) At March 31, 2000, the cost of securities purchased on a delayed-delivery basis for the USAA California Bond Fund was $40.7 million.

(d)  At  March  31,   2000,   these   securities   were   segregated   to  cover
delayed-delivery purchases.



See accompanying notes to financial statements.













STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2000


                                                                                          USAA
                                                                         USAA          California
                                                                      California       Money Market
                                                                      Bond Fund            Fund
                                                                      -----------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $593,434 and $422,269, respectively)         $  598,469       $  422,269
   Cash                                                                       241            1,726
   Receivables:
      Capital shares sold                                                     128              326
      Interest                                                              9,059            3,048
      Securities sold                                                      10,833             -
                                                                       ---------------------------
         Total assets                                                     618,730          427,369
                                                                       ---------------------------

LIABILITIES
   Securities purchased                                                    40,675             -
   Capital shares redeemed                                                    316            1,886
   USAA Investment Management Company                                         151              114
   USAA Transfer Agency Company                                                21               17
   Accounts payable and accrued expenses                                       36               60
   Dividends on capital shares                                                824               57
                                                                       ---------------------------
         Total liabilities                                                 42,023            2,134
                                                                       ---------------------------
            Net assets applicable to capital shares outstanding        $  576,707       $  425,235
                                                                       ===========================

REPRESENTED BY:
   Paid-in capital                                                     $  582,096       $  425,235
   Accumulated net realized loss on investments                           (10,424)            -
   Net unrealized appreciation of investments                               5,035             -
                                                                       ---------------------------
            Net assets applicable to capital shares outstanding        $  576,707       $  425,235
                                                                       ===========================
   Capital shares outstanding                                              55,536          425,235
                                                                       ===========================
   Authorized shares of $.01 par value                                    140,000        2,435,000
                                                                       ===========================
   Net asset value, redemption price, and offering price per share     $    10.38       $     1.00
                                                                       ===========================


See accompanying notes to financial statements.














STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2000



                                                                                  USAA
                                                                  USAA          California
                                                                California     Money Market
                                                                Bond Fund          Fund
                                                                ---------------------------
Net investment income:
   Interest income                                              $  35,398        $  13,605
                                                                --------------------------
   Expenses:
      Management fees                                               1,911            1,318
      Transfer agent's fees                                           277              215
      Custodian's fees                                                113              105
      Postage                                                          32               35
      Shareholder reporting fees                                        8               11
      Directors' fees                                                   3                3
      Professional fees                                                36               33
      Other                                                             8               11
                                                                --------------------------
         Total expenses                                             2,388            1,731
                                                                --------------------------
            Net investment income                                  33,010           11,874
                                                                --------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                           (10,303)             -
      Change in net unrealized appreciation/depreciation          (43,032)             -
                                                                --------------------------
            Net realized and unrealized loss                      (53,335)             -
                                                                --------------------------
Increase (decrease) in net assets resulting from operations     $ (20,325)       $  11,874
                                                                ==========================


See accompanying notes to financial statements.











STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,


                                                   USAA                    USAA
                                                 California             California
                                                 Bond Fund           Money Market Fund
                                            --------------------------------------------
                                               2000      1999          2000       1999
                                            --------------------------------------------
From operations:
   Net investment income                    $  33,010   $  30,424   $  11,874   $  11,846
   Net realized gain (loss) on investments    (10,303)        119         -           -
   Change in net unrealized appreciation/
      depreciation of investments             (43,032)      5,588         -           -
                                            ---------------------------------------------
      Increase (decrease) in net assets
         resulting from operations            (20,325)     36,131      11,874      11,846
                                            ---------------------------------------------
Distributions to shareholders from:
   Net investment income                      (33,010)    (30,424)    (11,874)    (11,846)
                                            ---------------------------------------------
From capital share transactions:
   Proceeds from shares sold                   88,729     152,433     455,436     482,344
   Dividend reinvestments                      22,730      21,003      11,176      11,109
   Cost of shares redeemed                   (123,070)    (71,237)   (480,585)   (485,999)
                                            ---------------------------------------------
      Increase (decrease) in net assets
         from capital share transactions      (11,611)    102,199     (13,973)      7,454
                                            ---------------------------------------------
Net increase (decrease) in net assets         (64,946)    107,906     (13,973)      7,454
Net assets:
   Beginning of period                        641,653     533,747     439,208     431,754
                                            ---------------------------------------------
   End of period                            $ 576,707   $ 641,653   $ 425,235   $ 439,208
                                            =============================================
Change in shares outstanding:
   Shares sold                                  8,282      13,515     455,436     482,344
   Shares issued for dividends reinvested       2,155       1,859      11,176      11,109
   Shares redeemed                            (11,728)     (6,329)   (480,585)   (485,999)
                                            ---------------------------------------------
      Increase (decrease) in
         shares outstanding                    (1,291)      9,045     (13,973)      7,454
                                            =============================================


See accompanying notes to financial statements.











NOTES TO FINANCIAL STATEMENTS

March 31, 2000




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA California Bond Fund and USAA California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The USAA California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA California Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in California tax-exempt securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 2000.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2000, the USAA California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $10.4 million which, if not offset by subsequent capital gains will expire in 2003-2008. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2000, were as follows:

                              USAA California          USAA California
                                 Bond Fund            Money Market Fund
                                  ($000)                    ($000)
                              -----------------------------------------
Purchases                        $302,741                 $1,212,138
Sales/maturities                 $285,460                 $1,186,459


For the USAA California Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 2000, was as follows:


                            Appreciation     Depreciation        Net
                               ($000)           ($000)          ($000)
                            ------------------------------------------
USAA California Bond Fund     $16,428         ($11,393)         $5,035


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.


(7) FINANCIAL HIGHLIGHTS - USAA CALIFORNIA BOND FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                           -----------------------------------------------------
                              2000      1999       1998       1997       1996
                           -----------------------------------------------------
Net asset value at
   beginning of period    $   11.29  $   11.17  $   10.50  $   10.43  $   10.10
Net investment income           .58        .59        .60        .61        .60
Net realized and
   unrealized gain (loss)      (.91)       .12        .67        .07        .33
Distributions from net
   investment income           (.58)      (.59)      (.60)      (.61)      (.60)
                          ------------------------------------------------------
Net asset value at
   end of period          $   10.38  $   11.29  $   11.17  $   10.50  $   10.43
                          ======================================================
Total return (%) *            (2.91)      6.46      12.33       6.60       9.35
Net assets at end
   of period (000)        $ 576,707  $ 641,653  $ 533,747  $ 440,231  $ 409,180
Ratio of expenses to
   average net assets (%)       .39        .39        .40        .41        .42
Ratio of net investment
   income to average
   net assets (%)              5.43       5.21       5.47       5.74       5.74
Portfolio turnover (%)        48.46       7.20      20.16      23.72      23.09


 * Assumes reinvestment of all dividend income distributions during the period.


(7) FINANCIAL HIGHLIGHTS - USAA CALIFORNIA MONEY MARKET FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                           ----------------------------------------------------
                              2000      1999       1998       1997       1996
                           ----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .03        .03        .03        .03        .04
Distributions from net
   investment income           (.03)      (.03)      (.03)      (.03)      (.04)
                           ----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ====================================================
Total return (%) *             2.86       3.03       3.35       3.23       3.58
Net assets at end
   of period (000)         $425,235   $439,208   $431,754   $341,128   $296,349
Ratio of expenses to
   average net assets (%)       .41        .42        .41        .45        .47
Ratio of net investment
   income to average
   net assets (%)              2.83       2.99       3.30       3.19       3.52


* Assumes reinvestment of all dividend income distributions during the period.











Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(ServiceMark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777